Intangible Assets	12 Months Ended
Dec. 31, 2022
Intangible Assets [Abstract]
Intangible Assets

Note 5 - Intangible Assets

As of December 31, 2022, and 2021:

	2022	2021
	USD thousands
IPR&D related to TyrNovo (see 5A below)	6,172	6,172
IPR&D related to Famewave (see 5B below)	14,310	14,310
IPR&D related to Purple GmbH	202	-

Total intangible assets	20,684	20,482

A	Acquisition of Tyrnovo

During the years 2017 to 2019 the Company acquired shares in Tyrnovo, a company developing NT219.

Since 2019 the Company owns 98.47% of Tyrnovo.

B.	Acquisition of Famewave

On March 14, 2019, the Company signed an agreement to acquire 100% of FameWave Ltd, a privately held biopharmaceutical Company developing CM24, (“FameWave”) from its shareholders in exchange for USD 10 million worth of its newly issued ADSs with a long-term lock-up period, priced at USD 12.3 per ADS, plus 50% warrant coverage based on an exercise price of USD 19.8 per ADS with a 4-year term. In addition, the Company provided a loan to FameWave of up to approximately USD 2 million to finance its operation until the closing of the acquisition. The acquisition closed on January 7, 2020.

In consideration of the transfer of the FameWave shares to the Company and completion of the other condition set forth in the acquisition agreement, the aggregate purchase price paid by the Company for 100% of shareholders, and other stake holders (a) 807,561 of the Company’s ADSs, (b) warrants to purchase 403,781 additional ADSs with a term of exercise of 4 years beginning on the date of issuance, and subject to other terms and conditions as set forth herein and in the ‘warrant agreements of the Company (c) 54,472 RSUs and 27,236 options to purchase 27,236 shares of the Company.

The consideration was recorded based on the fair value of the assets purchased.

C.	Purple GmbH

During 2022 the company acquired an intangible asset.

D.

As of December 31, 2022, the recoverable amount of the in-process research and development assets (hereinafter – “intangible assets”) was based on their value in use and was determined by discounting the future cash flows to be generated from them by using the discounted cash flows method, on the annual year test. The recoverable amount of the intangible assets exceeds their carrying amount, thus no impairment loss was recognized.

The discounted cash flows model considered the risks associated with the clinical/preclinical phase of the intangible assets and the probability of success for each development phase. Certain estimations were determined using industry data reports.

The discount rate used for calculating intangible assets recoverable amount was 19.4%.

The company performed sensitivity analysis for estimations such as discount rate and royalty rate and concluded that the recoverable amount of the intangible assets exceeds their carrying amount.